UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016 (June 9, 2016)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Intrexon Corporation (the “Company”), upon recommendation of the Board of Directors of the Company, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2013 Omnibus Incentive Plan (as amended and restated, the “Plan”), which provides for the issuance of an additional 3 million shares of the Company’s common stock under the Plan.

A description of the Amendment is set forth on pages 59 through 60 of the definitive Proxy Statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission on April 29, 2016, which description is incorporated by reference herein. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2016, the Company held its Annual Meeting. At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2016, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, and (iv) approved the Amendment.

Proposal 1 –Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal J. Kirk	85,200,994	384,943	29,833	21,428,850
Cesar L. Alvarez	83,581,162	1,992,760	41,848	21,428,850
Steven R. Frank	85,376,356	196,153	43,261	21,428,850
Jeffrey B. Kindler	84,869,267	704,490	42,013	21,428,850
Dean J. Mitchell	85,117,755	453,197	44,818	21,428,850
Robert B. Shapiro	85,099,489	470,227	46,054	21,428,850
James S. Turley	84,701,447	868,453	45,870	21,428,850

Proposal 2 – Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2016

For	Against	Abstain	Broker Non-Votes
106,609,939	288,812	145,869	—

Proposal 3 – Non-binding Proposal to Approve the Compensation of Our Named Executive Officers

For	Against	Abstain	Broker Non-Votes
75,927,024	9,548,288	140,458	21,428,850

Proposal 4 – Approval of the Amendment to the Amended and Restated Intrexon Corporation 2013 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
82,487,019	3,027,666	101,085	21,428,850

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to the Intrexon Corporation Amended and Restated 2013 Omnibus Incentive Plan, effective as of June 9, 2016.

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